Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Financial Highlights” in this Post Effective Amendment No. 41 to Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 2-96219) and under the Investment Company Act of 1940 (File No. 811-4182) of BlackRock International Value Trust.

/s/ Ernst & Young LLP

New York, New York
October 24, 2007